SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e) (2)
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or
                  ss. 240.14a-12

                  PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
                              --------------------
                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)
                  (4)and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)     Proposed maximum aggregate value of transaction:
                  5)     Total fee paid: ___________

         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)     Amount Previously Paid:
                  2)     Form, Schedule or Registration No.:
                  3)     Filing Party:
                  4)     Date Filed:

PHOENIX EQUITY PLANNING CORPORATION  101 Munson Street    Toll Free 800 243-1574
                                     PO Box 88
                                     Greenfield MA 01301

PHOENIX
INVESTMENT PARTNERS

                                                                 August 24, 2000

Dear Shareholder:

         We are pleased to enclose the proxy statement for the October 12, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

         We are asking shareholders to approve a tax-free reorganization of the Fund into a Delaware business trust. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions. The reorganization will not change the Fund's name, investment objective, investment adviser or portfolio manager, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization.

         Your Board of Trustees believes that the proposed reorganization is in the best interests of shareholders and has unanimously recommended that shareholders of the Fund vote for the reorganization and for the other matters identified in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

         I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,



Philip R. McLoughlin
President
Phoenix-Goodwin Multi-Sector Short Term Bond Fund






           This letter has been prepared solely for the information of existing shareholders.
               This letter is not authorized for distribution to
                             prospective investors.

Mutual funds distributed by Phoenix Equity Planning Corporation.

                                 PHOENIX-GOODWIN
                        MULTI-SECTOR SHORT TERM BOND FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2000
                              --------------------

To the Shareholders:

         A special meeting of shareholders of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time, for the following purposes:

         (1) To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a series of a new Delaware business trust.

         (2) To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Fund at the close of business on August 14, 2000.

         Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

         o    By mail, with the enclosed proxy card and postage-paid envelope;
              or

         o    In person at the meeting.

         We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

             PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                       By Order of the Board of Trustees
                                       of Phoenix-Goodwin Multi-Sector Short
                                       Term Bond Fund,



                                       G. JEFFREY BOHNE
                                       Secretary

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS

         This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournment(s) thereof.

         The purpose of the meeting is to consider a plan to reorganize the Fund from a Massachusetts business trust into a series of a new Delaware business trust (the "Delaware Trust"). To accomplish the reorganization, the Delaware Trust has been formed and the Fund will be established (the "New Fund") as a series of the Delaware Trust. The shareholders of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. (the "Fixed Income Fund'), another Phoenix Fund, are also being asked to approve a reorganization of the Fixed Income Fund as a series of the Delaware Trust. If the reorganizations of the Fund and the Fixed Income Fund both occur, then the New Fund and the new fund resulting from the reorganization of the Fixed Income Fund would each be separate series of the Delaware Trust. The New Fund will have the same classes of shares as the classes of the existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

         The reorganization will not change the Fund's name, investment objective or principal investment strategy, investment adviser, independent accountants or fiscal year. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund.

         This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about August 24, 2000.

VOTING INFORMATION

         Shareholders of record of the Fund at the close of business on August 14, 2000 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were issued and outstanding _____________ shares of the Fund.

         Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the vote of a majority of the shares of the Fund entitled to vote. The reorganization will not take place unless the Fund approves the reorganization proposal. If the reorganization is not approved by the Fund, the Fund will continue as a Massachusetts business trust and the Board of Trustees of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Fund.

         For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

         If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

         The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time and place, unless after the adjournment the Board of Trustees shall fix a new record date for the adjourned meeting or the adjournment is for more than sixty days, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned is announced at the meeting. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

         Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting; by the subsequent execution and return of another proxy prior to the meeting; by submitting a subsequent telephone vote; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

         In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $____, plus reimbursement of out-of-pocket expenses.

         If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of ________, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of shares of the Fund:


  NAME OF SHAREHOLDER              CLASS OF SHARES            PERCENTAGE OF CLASS           NUMBER OF SHARES
  -------------------              ---------------            -------------------           ----------------

         On ________, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

         A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED REORGANIZATION

         The reorganization is among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

         In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Fund. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

         It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Fund with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Fund and the Delaware Trust" on page _.

         The New Fund has fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These restrictions differ in certain respects from those of the existing Fund. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the New

Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see "Comparative Investment Restrictions" on page _.

THE AGREEMENT AND PLAN OF REORGANIZATION

         The reorganization will consist of several steps that will occur on a closing date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund in exchange solely for all of the shares of the New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

         The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include:
(a) the receipt by the Fund and the Delaware Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Fund. The reorganization of the Fund may occur even if the reorganization of the Fixed Income Fund is not approved by shareholders of that fund. If that occurs, the New Fund would be the sole series of the Delaware Trust following the reorganization. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders' of the Fund prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

         The closing of the reorganization is scheduled to occur on the second Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about October 27, 2000.

         The reorganization agreement authorizes the Fund, as the sole shareholder of the New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

         o    elect trustees of the Delaware Trust;

         o    approve an investment management agreement with Phoenix; and

         o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Fund.

         As soon as practicable after the closing of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

    THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT
              THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.

MANAGEMENT AND OTHER SERVICE PROVIDERS

         Phoenix, the current adviser of the Fund, will continue to serve as investment adviser to the New Fund following the reorganization. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with Phoenix that is substantially identical to the current agreement. The rate of advisory fees payable to Phoenix under the new advisory agreement will be the same as under the current agreement.

         Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

         All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

         As compensation for its services, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets equal to 0.55% of the Fund's average daily net assets up to $1 billion, 0.50% of the Fund's average daily net assets from $1 billion to $2 billion and 0.45% of the Fund's average daily net assets in excess of $2 billion.

         The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this proxy statement, the "1940 Act" includes rules and regulations of the Securities and Exchange Commission (the "SEC") issued under the Act.

         PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants and will also serve as independent accountants for the New Fund. The reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR

         The Fund currently operates on a fiscal year ending October 31. Following the reorganization, the New Fund will also operate on a fiscal year ending October 31.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

         The investment objectives and principal investment strategy of the New Fund will be identical to the investment objectives and principal investment strategy of the Fund.

COMPARATIVE INVESTMENT RESTRICTIONS

         The Fund is currently subject to certain investment restrictions that restrict the scope of its investments. As a result of the reorganization, shareholders will hold an interest in the New Fund with somewhat different investment restrictions than the Fund. The differences between the fundamental investment restrictions applicable to the Fund and the fundamental investment restrictions applicable to the New Fund include the following:

         Diversification. The Fund's diversification restriction includes the limitation that, with respect to 100% of the total assets of the Fund, the Fund may not own more than 10% of the outstanding voting securities of any one issuer, other than U.S. Government securities. The 10% percentage limitation in the proposed restriction will apply to only 75% of the assets of the New Fund. Consequently, 25% of the New Fund's assets will be excluded from the diversification requirement. This would permit the New Fund to hold a greater percentage of the voting securities of certain issuers than the Fund is currently permitted to hold. The New Fund's restriction is based upon the definition of a "diversified company" under the 1940 Act. If the New Fund were to hold a larger position in a single issuer, the performance of that issuer would have a greater impact on the New Fund's share price. Thus, the New Fund could be exposed to increased volatility to the extent that it invests in a smaller number of issuers.

         Concentration. The Fund has an investment restriction prohibiting it from investing more than 25% of its total assets in securities of issuers engaged in any one industry (excluding U.S. Government securities). Under the restriction applicable to the New Fund, the New Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). Phoenix believes the restriction applicable to the New Fund is substantially similar to the Fund's restriction.

         Borrowing. The Fund is permitted to borrow up to one-third of its total assets (including the amount borrowed). The New Fund has greater flexibility to borrow money in that the New Fund may borrow up to one-third of its total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Any borrowing would exaggerate the effect on the New Fund's net asset value resulting from any increase or decrease in the market price of securities in the New Fund's portfolio and, therefore, may increase the volatility of the New Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledge of assets. The New Fund's borrowing restriction does not contain a limitation on the pledging of assets.

         Senior Securities. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The restriction applicable to the New Fund clarifies that it is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the New Fund will have greater flexibility to issue senior securities, the New Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, the New Fund could experience increased risks due to the effects of leveraging.

         Underwriting. The proposed investment restriction on underwriting clarifies that the New Fund would not violate the restriction if it was deemed an underwriter simply as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law. Phoenix believes that the restriction applicable to the New Fund is substantially similar to the current Fund restriction.

         Real Estate. Under the Fund's current restriction, the Fund may not make any investment in real estate, except for the purchase of securities secured by real estate or securities issued by companies which invest in real estate. The proposed restriction would permit the New Fund to acquire or lease office space for its own use, although it is not anticipated that the New Fund will do so. The proposed restriction would also permit the New Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur.

         Commodities. The current restriction permits the Fund to purchase and sell certain types of derivatives. The proposed investment restriction on commodities clarifies that the New Fund may purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the New Fund. The New Fund's ability to engage in futures contracts and options on futures remains subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the New Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

         Lending. Under the Fund's restrictions on lending, the Fund is permitted to (a) invest in debt securities, bankers' acceptances and commercial paper, and (b) lend its portfolio securities in amounts up to one-third of the value of its total assets. The lending restrictions applicable to the New Fund do not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the New Fund would be able to take advantage of that increased flexibility. The lending restriction applicable to the New Fund would permit the New Fund to enter into repurchase agreements and to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for entering into repurchase agreements or interfund lending. Phoenix does not currently intend to establish an interfund lending program.

         Other Restrictions. Unlike the Fund, the New Fund does not have fundamental investment restrictions relating to pledging its assets, purchasing securities on margin, investing in oil, gas or other mineral programs or short sales. Phoenix believes these restrictions were based on the requirements formerly imposed by state "blue sky" regulations as a condition to registration. These state laws are no longer applicable to mutual funds. Phoenix does not presently anticipate that the lack of these fundamental investment restrictions will have a material impact on the investment techniques employed by the New Fund.

         The table below sets forth the existing fundamental investment restrictions of the Fund and the new fundamental investment restrictions which will be applicable to the New Fund if the shareholders approve the proposed reorganization. Fundamental investment restrictions may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.

------------------------- ------------------------------------------------ --------------------------------------------------
  SUBJECT MATTER OF                    PROPOSED RESTRICTION                               CURRENT RESTRICTION
     RESTRICTION
------------------------- ------------------------------------------------ --------------------------------------------------

Diversification           The Fund may not, with respect to 75% of its     The Fund may not, with respect to 75% of the
                          total assets, purchase securities of an issuer   total assets of the Fund, invest more than 5% of
                          (other than the U.S. Government, its agencies,   the value of its total assets in the securities
                          instrumentalities or authorities or repurchase   of any one issuer, or, with respect to 100% of
                          agreements collateralized by U.S. Government     the total assets of the Fund, own more than 10%
                          securities and other investment companies),      of the outstanding voting securities of any one
                          if: (a) such purchase would, at the time,        issuer, in each case other than U.S. Government
                          cause more than 5% of the Fund's total assets    securities.
                          taken at market value to be invested in the
                          securities of such issuer; or (b) such purchase
                          would at the time result in more than 10% of
                          the outstanding voting securities of such issuer
                          being held by the Fund.
------------------------- ------------------------------------------------ --------------------------------------------------

Industry                  The Fund may not purchase securities if, after   The Fund may not invest 25% or more of the value
Concentration             giving effect to the purchase, more than 25%     of its total assets in securities of issuers
                          of its total assets would be invested in the     engaged in any one industry (excluding U.S.
                          securities of one or more issuers conducting     Government securities).
                          their principal business activities in the
                          same industry (excluding the U.S. Government,
                          its agencies or instrumentalities).
------------------------- ------------------------------------------------ --------------------------------------------------

Borrowing                 The Fund may not borrow money, except (i) in     The Fund may not borrow money or pledge,
                          amounts not to exceed one-third of the value     mortgage or hypothecate its assets, except that
                          of the Fund's total assets (including the        it may (i) borrow from banks, enter into reverse
                          amount borrowed) from banks, and (ii) up to an   repurchase agreements or employ similar
                          additional 5% of its total assets from banks     investment techniques, and pledge its assets in
                          or other lenders for temporary purposes. For     connection therewith, but only if immediately
                          purposes of this restriction, (a) investment     after such borrowing there is asset coverage of
                          techniques such as margin purchases, short       300%, and (ii) enter into transactions in
                          sales, forward commitments, and roll             options, futures, and options on futures. To the
                          transactions, (b) investments in instruments     extent otherwise permitted, the deposit of
                          such as futures contracts, swaps, and options    assets in escrow in connection with the writing
                          and (c) short-term credits extended in           of covered put and call options and the purchase
                          connection with trade clearance and              of securities on a when-issued or delayed
                          settlement, shall not constitute borrowing.      delivery basis and collateral arrangements with
                                                                           respect to initial or variation margin deposits
                                                                           for futures contracts will not be deemed to be
                                                                           pledges of a Fund's  assets.
------------------------- ------------------------------------------------ --------------------------------------------------

Senior Securities         The Fund may not issue "senior securities"       The Fund may not issue senior securities.
                          in contravention of the 1940 Act. Activities
                          permitted by SEC exemptive orders or staff
                          interpretations shall not be deemed to be
                          prohibited by this restriction.
------------------------- ------------------------------------------------ --------------------------------------------------

Underwriting              The Fund may not underwrite the securities       The Fund may not act as an underwriter of
                          issued by other persons, except to the extent    securities of other issuers, except to the
                          that, in connection with the disposition of      extent that in connection with the disposition
                          portfolio securities, the Fund may be deemed     of portfolio securities it may be deemed to be
                          to be an underwriter under applicable law.       an underwriter under federal securities laws.
------------------------- ------------------------------------------------ --------------------------------------------------

------------------------- ------------------------------------------------ --------------------------------------------------
  SUBJECT MATTER OF                    PROPOSED RESTRICTION                               CURRENT RESTRICTION
     RESTRICTION
------------------------- ------------------------------------------------ --------------------------------------------------

Real Estate               The Fund may not purchase or sell real estate,   The Fund may not purchase or sell real estate,
                          except that the Fund may (i) acquire or lease    although it may purchase securities secured by
                          office space for its own use, (ii) invest in     real estate or interests therein, or securities
                          securities of issuers that invest in real        issued by companies which invest in real estate,
                          estate or interests therein, (iii) invest in     or interests therein (other than real estate
                          mortgage-related securities and other            limited partnership interests).
                          securities that are secured by real estate or
                          interests therein, (iv) hold and sell real
                          estate acquired by the Fund as a result of the
                          ownership of securities.
------------------------- ------------------------------------------------ --------------------------------------------------

Commodities               The Fund may not purchase or sell commodities    The Fund may not deal in commodities or
                          or commodity contracts, except the Fund may      commodity contracts, except that the Fund may,
                          purchase and sell derivatives (including, but    subject to restrictions described in the Fund's
                          not limited to, options, futures contracts and   Prospectus and Statement of Additional
                          options on futures contracts) whose value is     Information, enter into futures contracts,
                          tied to the value of a financial index or a      options on futures contracts, foreign currency
                          financial instrument or other asset              forward contracts, foreign currency options or
                          (including, but not limited to, securities       any interest rate or foreign currency-related
                          indexes, interest rates, securities,             hedging instrument.
                          currencies and physical commodities).
------------------------- ------------------------------------------------ --------------------------------------------------

Lending                   The Fund may not make loans, except that the     The Fund may not lend any funds or other assets,
                          Fund may (i) lend portfolio securities, (ii)     except that the Fund may, consistent with its
                          enter into repurchase agreements, (iii)          investment objective and policies: (i) invest in
                          purchase all or a portion of an issue of debt    debt obligations including bonds, debentures, or
                          securities, bank loan participation interests,   other debt securities, bankers' acceptances and
                          bank certificates of deposit, bankers'           commercial paper, even though purchase of such
                          acceptances, debentures or other securities,     obligations may be deemed to be the making of
                          whether or not the purchase is made upon the     loans; (ii) enter into repurchase agreements;
                          original issuance of the securities and (iv)     and (iii) lend its portfolio securities in an
                          participate in an interfund lending program      amount not to exceed 1/3 of the value of its
                          with other registered investment companies.      total assets provided such loans are made in
                                                                           accordance with applicable guidelines
                                                                           established by the Securities and Exchange
                                                                           Commission and the Trustees.
------------------------- ------------------------------------------------ --------------------------------------------------

Margin                    None                                             The Fund may not purchase on margin except for
                                                                           the use of short-term credit for clearance of
                                                                           purchases and sales of portfolio securities, but
                                                                           it may make margin deposits in connection with
                                                                           transactions in options, futures and options on
                                                                           futures.
------------------------- ------------------------------------------------ --------------------------------------------------

Short Sales               None                                             The Fund may not maintain a short position, or
                                                                           purchase, write or sell puts, calls, straddles,
                                                                           spreads or combinations thereof, except as set
                                                                           forth in the prospectus and Statement of
                                                                           Additional Information for transactions in
                                                                           options, futures, and options on futures.
------------------------- ------------------------------------------------ --------------------------------------------------

------------------------- ------------------------------------------------ --------------------------------------------------
  SUBJECT MATTER OF                    PROPOSED RESTRICTION                               CURRENT RESTRICTION
     RESTRICTION
------------------------- ------------------------------------------------ --------------------------------------------------

Oil, Gas, and Other       None                                             The Fund may not invest in oil, gas or other
Mineral Programs                                                           mineral programs.
------------------------- ------------------------------------------------ --------------------------------------------------

 FEDERAL INCOME TAX CONSEQUENCES

         As a condition to the reorganization, the Fund will receive a tax opinion from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinion will provide that subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

         o the transfer of all of the assets of the Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         o no gain or loss will be recognized by the Fund on the transfer of the assets of the Fund to the New Fund in exchange for New Fund shares and the assumption by the New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

         o the tax basis of the Fund's assets acquired by the New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

         o no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

         o no gain or loss will be recognized by shareholders of the Fund upon the receipt of shares of the New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

         o the aggregate tax basis of the New Fund shares, including any fractional shares, received by each shareholder of the Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Fund will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

         The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Fund in exchange for New Fund shares, the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

         Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

         The distribution arrangements of the New Fund will be the same as those of the Fund. The Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the New Fund in exchange for their shares in the Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of the New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

         Equity Planning serves as the distributor of shares for the Fund and will also be the distributor of the New Fund. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Fund and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

         The New Fund will offer the same shareholder services as the Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

         You may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

         The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST

         The following is a summary of certain differences between and among the trust instrument and by-laws of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

         General. The Fund was organized as a Massachusetts business trust in February 1992. The Fund is currently governed by its Declaration of Trust dated February 1992, as amended (the "Massachusetts Trust

Instrument"). As a Massachusetts business trust, the Fund's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law. If the shareholders of the Fund and the shareholders of the Fixed Income Fund each approve the reorganization of their respective fund, then both New Fund and the new fund resulting from the reorganization of the Fixed Income Fund will each be a series of the Delaware Trust.

         Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner. The Trustees' fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

         Term of Trustees. The term of office of a Trustee of both the Fund and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of a least two-thirds of the outstanding shares of the Delaware Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

         Liability of Trustees and Officers. A Trustee of both the Fund and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, offices and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. The Delaware Trust Instrument expands the shareholder indemnification provision to include former shareholders.

         Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting the New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value. On matters where only shareholders of a single class vote on an issue, all shareholders of the class would have the same voting rights since the net asset value is the same for all shares in a single class. In addition, if the Fixed Income Fund becomes a series of the Delaware Trust, then, shareholders of the new fund resulting from the reorganization of the Fixed Income Fund will be entitled to vote together with the shareholders of the New Fund on matters that are voted upon on a trust-wide basis by shareholders. In that case, shareholders of the series with a higher net asset value would have relatively greater voting power. The following table shows the number of issued and outstanding shares and the net asset value for each class of the Fund and of the Fixed Income Fund as of August 14, 2000:

         Short Term Bond Fund
         --------------------
                                            Outstanding shares                  Net Asset Value
----------------------------------- ---------------------------------- ---------------------------------
Class A
----------------------------------- ---------------------------------- ---------------------------------
Class B
----------------------------------- ---------------------------------- ---------------------------------
Class C
----------------------------------- ---------------------------------- ---------------------------------

         Fixed Income Fund
         -----------------
                                            Outstanding shares                  Net Asset Value
----------------------------------- ---------------------------------- ---------------------------------
Class A
----------------------------------- ---------------------------------- ---------------------------------
Class B
----------------------------------- ---------------------------------- ---------------------------------
Class C
----------------------------------- ---------------------------------- ---------------------------------


         Shareholder Meetings. The Delaware Trust and the Fund are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of the Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

         Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Fund must approve a merger of the Fund with another business organization or the sale or exchange of all or substantially all of the property of the Fund.

         Termination of Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. The New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the holders of at least a majority of the shares of the Fund must approve the termination of the Fund.

         Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). On the other hand, the Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code.

CERTAIN INFORMATION REGARDING THE TRUSTEES

         Federal securities laws require that at least one-half of the Trustees of the Fund and, following the reorganization, Trustees of the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes the Fund, while it is the sole shareholder of the New Fund, to elect the then current Trustees of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

         Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

-------------------------------- -------------------- ----------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITIONS HELD       PRINCIPAL  OCCUPATIONS
                                 WITH THE FUND        DURING THE PAST 5 YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------
Robert Chesek (66)               Trustee              Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                      Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Wethersfield, CT 06109                                Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                      (2000-present).
-------------------------------- -------------------- ----------------------------------------------------------------------
E. Virgil Conway (71)            Trustee              Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                    Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                  (1970-present), Pace University (1978-present), Atlantic Mutual
                                                      Insurance Company (1974-present), HRE Properties (1989-present),
                                                      Greater New York Councils, Boy Scouts of America (1985-present),
                                                      Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                      Securities Fund (Advisory Director) (1990-present), Centennial
                                                      Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                      (1975-present), The Harlem Youth Development Foundation
                                                      (1987-present). Chairman, (1998-present), Accuhealth Trism, Inc.
                                                      (1994-present), Realty Foundation of New York (1972-present), and
                                                      New York Housing Partnership Development Corp. (1985-present). Vice
                                                      Chairman, Academy of Political Science (1985-present).
                                                      Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                      Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                      Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                      Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                      Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                      Chairman/Member, Audit Committee of the City of New York
                                                      (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                      Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                      Chairman, Financial Accounting Standards Advisory Council
                                                      (1992-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
Harry Dalzell-Payne (71)         Trustee              Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                          Mutual Funds (1996-present) and Phoenix-Seneca Funds
Elmore, GLOS GL2 6NT, UK                              (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                      Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                      (1995-present). Formerly a Major General of the British Army.
-------------------------------- -------------------- ----------------------------------------------------------------------
*Francis E. Jeffries (69)        Trustee              Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                  Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Apt. 902                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Naples, FL 34108                                     Director, Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                      Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                      Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                      Director, The Empire District Electric Company (1984-present).
                                                      Director (1989-1997), Chairman of the Board (1993-1997), President
                                                      (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                      Investment Partners, Ltd.
-------------------------------- -------------------- ----------------------------------------------------------------------

-------------------------------- -------------------- ----------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITIONS HELD       PRINCIPAL  OCCUPATIONS
                                 WITH THE FUND        DURING THE PAST 5 YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------
Leroy Keith, Jr. (61)            Trustee              Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                              Carson Products Company. Director/Trustee, Phoenix Funds
Carson Products Company                               (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
64 Ross Road                                          & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                    Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                      (1991-present) and Evergreen International Fund, Inc.
                                                      (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                      Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                      Trust, and Master Reserves Trust.
-------------------------------- -------------------- ----------------------------------------------------------------------
*Philip R. McLoughlin (53)       Trustee and          Chairman (1997-present), Director (1995-present), Vice Chairman
                                 President            (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                      Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                      President, Investments (1988-present), Phoenix Home Life Mutual
                                                      Insurance Company. Director/Trustee and President, Phoenix Funds
                                                      (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                      and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                      Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                      (1995-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                      Inc. (1995-present). Trustee, Phoenix-Seneca Funds (1999-present).
                                                      Director (1983-present) and Chairman (1995-present), Phoenix
                                                      Investment Counsel, Inc. Director (1984-present) and President
                                                      (1990-1999), Phoenix Equity Planning Corporation. Chairman and Chief
                                                      Executive Officer, Phoenix/Zweig Advisers LLC (1999-present).
                                                      Director, PXRE Corporation (Delaware) (1985-present) and World Trust
                                                      Fund (1991-present). Director and Executive Vice President, Phoenix
                                                      Life and Annuity Company (1996-present). Director and Executive Vice
                                                      President, PHL Variable Insurance Company (1995-present). Director,
                                                      Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                      President, PM Holdings, Inc. (1985-present). Director (1992-present)
                                                      and President (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                      Associates, Inc. (1995-present).
-------------------------------- -------------------- ----------------------------------------------------------------------
Everett L. Morris (72)           Trustee              Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                        Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                  Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                      Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                      Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                      (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                      Inc. (1993-present).
-------------------------------- -------------------- ----------------------------------------------------------------------

-------------------------------- -------------------- ----------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITIONS HELD       PRINCIPAL  OCCUPATIONS
                                 WITH THE FUND        DURING THE PAST 5 YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------
*James M. Oates (54)             Trustee              Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                    LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                     Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets, Inc.                           Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                      Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Suite 950                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Boston, MA 02109                                     Director, AIB Govett Funds (1991-present), Investors Financial
                                                      Service Corporation (1995-present), Investors Bank & Trust
                                                      Corporation (1995-present), Plymouth Rubber Co. (1995-present),
                                                      Stifel Financial (1996-present), Command Systems, Inc.
                                                      (1998-present), Connecticut River Bancorp (1998-present) and
                                                      Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                      Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                      Shield of New Hampshire (1994-1999).
-------------------------------- -------------------- ----------------------------------------------------------------------
Herbert Roth, Jr. (71)           Trustee              Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                       Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                          Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
Sherborn, MA 01770                                    Director, Boston Edison Company (1978-present), Landauer, Inc.
                                                      (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                      (electronic controllers) (1987-present), and Mark IV Industries
                                                      (diversified manufacturer) (1985-present). Member, Directors
                                                      Advisory Council, Phoenix Home Life Mutual Insurance Company
                                                      (1998-present). Director, Phoenix Home Life Mutual Insurance Company
                                                      (1972-1998).
-------------------------------- -------------------- ----------------------------------------------------------------------
Richard E. Segerson (54)         Trustee              Managing Director, Northway Management Company (1998-present).
102 Valley Road                                       Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                  Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                      Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                      Managing Director, Mullin Associates (1993-1998).
-------------------------------- -------------------- ----------------------------------------------------------------------
Lowell P. Weicker, Jr. (69)      Trustee              Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                       Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                   Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                      Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
                                                      Burroughs Wellcome Fund (1996-present) and Compuware (1996-present).
                                                      Visiting Professor, University of Virginia (1997-present). Director,
                                                      Duty Free International, Inc. (1997). Chairman, Dresing, Lierman,
                                                      Weicker (1995-1996). Governor of the State of Connecticut
                                                      (1991-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
Michael E. Haylon (42)           Executive            Director and Executive Vice President, Investments, Phoenix
                                 Vice                 Investment Partners, Ltd. (1995-present). Director (1994-present),
                                 President            President (1995-present), Executive Vice President (1994-1995), Vice
                                                      President (1991-1994), Phoenix Investment Counsel, Inc. Director,
                                                      Phoenix Equity Planning Corporation (1995-present). Executive Vice
                                                      President, Phoenix Funds (1993-present), Phoenix-Aberdeen Series
                                                      Fund (1996-present) and Phoenix-Seneca Funds (2000-present. Executive
                                                      Vice President (1997-present), Vice President (1996-1997), Phoenix
                                                      Duff & Phelps Institutional Mutual Funds. Senior Vice President,
                                                      Securities Investments, Phoenix Home Life Mutual Insurance Company
                                                      (1993-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------

-------------------------------- -------------------- ----------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITIONS HELD       PRINCIPAL  OCCUPATIONS
                                 WITH THE FUND        DURING THE PAST 5 YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------
John F. Sharry (48)              Executive            President, Retail Division (1999-present), Executive Vice President,
                                 Vice                 Retail Division (1997-1999), Phoenix Investment Partners, Ltd.
                                 President            Managing Director, Retail Distribution, Phoenix Equity Planning
                                                      Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                      (1998-present), Phoenix-Aberdeen Series Funds (1998-present) and
                                                      Phoenix-Seneca Funds (2000-present). Managing Director, Director and
                                                      National Sales Manager, Putnam Mutual Funds (1992-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
James D. Wehr (43)               Senior Vice          Senior Vice President (1998-present), Managing Director, Fixed
                                 President            Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                                      Counsel, Inc. Senior Vice President (1997-present), Vice President
                                                      (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President
                                                      (1997-present), Vice President (1990-1997), Phoenix Series Fund;
                                                      Senior Vice President (1997-present), Vice President (1993-1997),
                                                      Phoenix-Goodwin California Tax Exempt Bonds, Inc., and Senior Vice
                                                      President (1997-present), Vice President (1996-1997), Phoenix Duff &
                                                      Phelps Institutional Mutual Funds. Senior Vice President,
                                                      Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,
                                                      Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst
                                                      Income & Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund,
                                                      Inc. (1997-present). Managing Director, Public Fixed Income, Phoenix
                                                      Home Life Insurance Company (1991-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
  David L. Albrycht (38)         Vice President       Managing Director, Fixed Income (1996-present), Vice President
                                                      (1995-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                      Phoenix Multi-Portfolio Fund (1993-present), Phoenix-Goodwin
                                                      Multi-Sector Short Term Bond Fund (1993-present), Phoenix-Goodwin
                                                      Multi-Sector Fixed Income Fund, Inc. (1994-present). Portfolio
                                                      Manager, Phoenix Home Life Mutual Insurance Company (1989-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
  Robert Driessen (52)           Vice President and   Vice President and Compliance Officer, Phoenix Investment Partners,
                                 Assistant Secretary  Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                      (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                      Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                      (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                      Officer (2000-present) and Associate Compliance Officer (1999), PXP
                                                      Securities Corporation. Vice President, Risk Management Liaison,
                                                      Bank of America (1996-1999). Vice President, Securities Compliance,
                                                      The Prudential Insurance Company of America (1993-1996). Branch
                                                      Chief/Financial Analyst, Securities and Exchange Commission,
                                                      Division of Investment Management (1972-1993).
-------------------------------- -------------------- ----------------------------------------------------------------------

-------------------------------- -------------------- ----------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITIONS HELD       PRINCIPAL  OCCUPATIONS
                                 WITH THE FUND        DURING THE PAST 5 YEARS
-------------------------------- -------------------- ----------------------------------------------------------------------
William R. Moyer (55)            Vice                 Executive Vice President and Chief Financial Officer (1999-present),
100 Bright Meadow Blvd.          President            Senior Vice President and Chief Financial Officer (1995-1999),
P.O. Box 2200                                         Phoenix Investment Partners, Ltd. (1995-present). Senior Vice
Enfield, CT 06083-2200                                President (1990-present), Chief Financial Officer (1996-present),
                                                      Finance (until 1996), and Treasurer (1998-present and 1994-1996),
                                                      Phoenix Equity Planning Corporation. Director (1998-present), Senior
                                                      Vice President (1990-present), Chief Financial Officer
                                                      (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                      Counsel, Inc. Treasurer (1999-present), Vice President and Chief
                                                      Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-1999). Vice President, Phoenix Funds (1990-present), Phoenix
                                                      Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                      Phoenix-Aberdeen Series Fund (1996-present). Executive Vice
                                                      President, Phoenix-Seneca Funds (2000-present). Vice President,
                                                      Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                      Company (1990-1995). Senior Vice President, Chief Financial Officer,
                                                      W.S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                      Advisers, Inc. (1993-1995).
-------------------------------- -------------------- ----------------------------------------------------------------------
Nancy G. Curtiss (47)            Treasurer            Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                      Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series
                                                      Fund (1996-present) and Phoenix-Seneca Funds (2000-present). Vice
                                                      President, Fund Accounting (1994-2000) and Treasurer (1996-2000),
                                                      Phoenix Equity Planning Corporation. Second Vice President and
                                                      Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance
                                                      Company (1994-1995). Various positions with Phoenix Home Life
                                                      Insurance Company (1987-1994).
-------------------------------- -------------------- ----------------------------------------------------------------------
G. Jeffrey Bohne (52)            Secretary            Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                     Insurance Co. (1993-present). Senior Vice President (1999-present),
Greenfield, MA 01301                                  Vice President, Mutual Fund Customer Service (1996-1999), Vice
                                                      President, Transfer Agent Operations (1993-1996), Phoenix Equity
                                                      Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                      Phoenix Duff & Phelps Institutional Mutual Funds (1996-present),
                                                      Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                      (2000-present). Vice President, Home Life of New York Insurance Company
                                                      (1984-1992).
-------------------------------- -------------------- ----------------------------------------------------------------------

         For services rendered to the Fund for the fiscal year ended October 31, 1999, the Trustees received aggregate remuneration of $______. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Costs are allocated equally to each of the series and funds within the fund complex. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS

         The Board of Trustees has an Audit Committee and a Nominating Committee. The Audit Committee of the Fund consists of four of the Trustees who are not interested persons of the Fund (i.e., the "independent Trustees"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell
P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended October 31, 1999.

         The Nominating Committee consists of four Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended October 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

         The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

         The Board of Trustees held five meetings during the fiscal year ended October 31, 1999. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

         For the Fund's last fiscal year, the Trustees received the following compensation:

                                                         PENSION OR          ESTIMATED ANNUAL      TOTAL COMPENSATION
                                  AGGREGATE          RETIREMENT BENEFITS         BENEFITS          FROM FUND AND FUND
                                 COMPENSATION         ACCRUED AS PART OF           UPON            COMPLEX (37 FUNDS)
NAME                              FROM FUND             FUND EXPENSES           RETIREMENT          PAID TO TRUSTEES
----                             -----------         -------------------     ----------------      ------------------
Robert Chesek                         $1,350                                                             $60,500
E. Virgil Conway(1)                   $1,660                                                             $75,250
Harry Dalzell-Payne(1)                $1,560                                                             $89,250
Francis E. Jeffries                   $1,300*           None for any           None for any              $58,000
Leroy Keith, Jr.                      $1,350               Trustee               Trustee                 $60,500
Philip R. McLoughlin(1)               $    0                                                             $     0
Everett L. Morris(1)                  $1,210*                                                            $51,500
James M. Oates(1)                     $1,410                                                             $64,250
Herbert Roth, Jr.(1)                  $1,135                                                             $48,500
Richard E. Segerson                   $1,550*                                                            $69,000
Lowell Weicker, Jr.                   $1,500                                                             $65,750

------------------
    *This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

    (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT

         Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480, is the Fund's investment advisor.

         Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

OTHER BUSINESS

         The Board of Trustees of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

         The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Fund unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix-Goodwin Multi-Sector Short Term Bond Fund., a Massachusetts business trust (the "Predecessor Trust"), on behalf of its Phoenix-Goodwin Multi-Sector Short Term Bond Fund series (the "Predecessor Fund"), and Phoenix Multi-Series Trust, a Delaware business trust (the "Successor Trust"), on behalf of its Phoenix-Goodwin Multi-Sector Short Term Bond Fund series (the "Successor Fund").

         All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

         WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PLAN OF REORGANIZATION

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

         1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

         1.3 Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholders of the Successor Fund, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund, and Phoenix Investment Counsel, Inc. (the "Investment Manager"), and (ii) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.

         1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.       CLOSING AND CLOSING DATE

         2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

         2.2 The Predecessor Trust shall cause Phoenix Equity Planning Trust (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES

         3.1 The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

                  (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

                  (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

                  (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                  (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

         3.2 The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

                  (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

                  (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

                  (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

                  (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

                  (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

                  (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.       CONDITIONS PRECEDENT

         4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

                  (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

                  (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

                  (iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

                  (iv) All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

                  (v) The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

                  (vi) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding Class A, Class B and Class C shares of the Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

5.       EXPENSES

         5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.       ENTIRE AGREEMENT

         The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.       TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.       AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.       NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         10.5 It is expressly agreed that the obligations of the Predecessor corporation hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the charter of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

         10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor

Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with a single series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.

         10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ATTEST                                    PHOENIX-GOODWIN MULTI-SECTOR
                                          SHORT TERM BOND FUND,
                                          a Massachusetts business trust

Name:_________________________________    By:___________________________________
Title:                                    Name:
                                          Title:

ATTEST                                    PHOENIX MULTI-SERIES TRUST,
                                          a Delaware business trust


Name:_________________________________    By:___________________________________
Title:                                    Name:
                                          Title:

                                 PHOENIX-GOODWIN
                        MULTI-SECTOR SHORT TERM BOND FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

                                      PROXY

         The undersigned shareholder of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on October 12, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE FUND WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

1.  REORGANIZATION OF FUND

         To approve an Agreement and Plan of         For    Against     Abstain
         Reorganization which provides for the       [ ]      [ ]         [ ]
         reorganization of Phoenix-Goodwin
         Multi-Sector Short Term Bond Fund
         as a series of a new Delaware business trust


2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date